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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT _April 2, 2001

                             Commission file number:
                                     0-22923

                           INTERNATIONAL ISOTOPES INC.
             (Exact name of registrant as specified in its charter)

                 Texas                                   74-2763837
        (State of incorporation)             IRS Employer Identification Number)

          3100 Jim Christal Rd                              76207
             Denton, Texas                                (Zip Code)
(Address of principal executive offices)

                                  940-484-9492
              (Registrant's telephone number, including area code)





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Item 5. Other Events

DEFINITIVE AGREEMENTS SIGNED TO SELL RADIOPHARMACEUTICAL AND BRACHYTHERAPY
ASSETS.

On March 21, 2001, International Isotopes Inc. (the "Company") announced that Definitive Agreements have been signed to sell specific assets of the Company.

See Exhibit 99.1 for additional information.



Item 7. Financial Statements and Exhibits

      (c) Exhibits

           99.1   Press Release Dated March 21, 2001




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            International Isotopes Inc.
                                            (Registrant)


                                            By: /s/ Paul E. Landers
                                                --------------------------------
                                                Paul E. Landers
                                                Chief Financial Officer

                                            By: /s/ David Camp, Ph.D.
                                                --------------------------------
                                                David Camp, Ph.D.
                                                Chief Executive Officer

Date:  April 2, 2001



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                               INDEX TO EXHIBITS

     EXHIBIT
     NUMBER           DESCRIPTION
     -------          -----------
      99.1            Press Release Dated March 21, 2001